CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Amendment”), dated as of May 19, 2003, to the 364 Day Credit Agreement, dated as of May 21, 2001, by and among CVS Corporation, the Lenders party thereto, Credit Suisse First Boston and Wachovia Bank, National Association (formerly known as First Union National Bank), as Co-Documentation Agents, The Bank of New York, as Syndication Agent, and Fleet National Bank, as Administrative Agent (as previously amended, the “Credit Agreement”).

Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the parties hereto hereby agree as follows:

1. Section 1.1 of the Credit Agreement is hereby amended as follows:

The defined term “Commitment Termination Date” is amended to replace the date “May 19, 2003” contained therein with “May 17, 2004”.

2. Exhibit A to the Credit Agreement is hereby amended to amend and restate in its entirety Part A (List of Commitments) thereto in the form attached hereto as Exhibit A.

3. Simultaneously with the effectiveness of this Amendment:

(a) the Lenders listed on Annex I attached hereto (each a “Departing Lender”) will exit the Credit Agreement and will no longer be Lenders (except with respect to those obligations of the Borrower under the Credit Agreement which by their express terms are intended to survive termination of the Credit Agreement) or have a Commitment thereunder;

(b) the financial institutions listed on Annex II attached hereto (each a “New Lender”) will each become a party to and a Lender under the Credit Agreement and have a Commitment in an amount equal to the Commitment Amount listed adjacent to its name on Exhibit A attached hereto; and

(c) the Lenders listed on Annex III attached hereto (each a “Continuing Lender”) will each have a Commitment in an amount equal to the Commitment Amount listed adjacent to its name on Exhibit A attached hereto.

4. This Amendment shall become effective (the “Amendment Effective Date”) upon the satisfaction of the following conditions:

(a) The receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Lenders (excluding the Departing Lenders, but including the New Lenders and the Continuing Lenders, with the New Lenders and Continuing Lenders having Commitments, immediately following the effectiveness of this Amendment, aggregating at least $550,000,000).

(b) The receipt by the Administrative Agent of (i) the written consent of the Departing Lenders and the Borrower to (x) the exit of the Departing Lenders from the Credit Agreement and (y) the termination of the Commitments of the Departing Lenders under the Credit Agreement simultaneously with the effectiveness of this Amendment and (ii) an amount, for the account of each Continuing Lender and each Departing Lender, equal to the accrued and unpaid Facility Fee owing to such Lender to, but excluding, the Amendment Effective Date.

(c) The receipt by the Administrative Agent of a certificate, dated the Amendment Effective Date, of the Secretary or an Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all other necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by the Borrower to authorize this Amendment and the transactions contemplated hereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws, (iii) setting forth the incumbency of the officer or officers of the Borrower who may sign this Amendment and the other documents to be delivered hereunder.

(d) The receipt by the Administrative Agent of an opinion of Zenon Lankowsky, counsel to the Borrower, dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(e) The receipt by the Administrative Agent, for the account of each Continuing Lender and each New Lender, of the upfront fee payable to such Lender in connection with this Amendment.

5. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

6. In order to induce the Administrative Agent to execute this Amendment and the Lenders to consent hereto, the Borrower hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are and will be true and correct, except those which are expressly specified to be made as of an earlier date, (b) certifies that, during the period from December 30, 2000 to and including the Amendment Effective Date there has been no Material Adverse change, including as a result of any change in law, in the consolidated financial

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condition, operations, business or Property of the Borrower and the Subsidiaries taken as a whole, (c) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist, and (d) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

7. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Amendment signed by all of the parties hereto shall be lodged with each of the Borrower and the Administrative Agent. Any party to this Amendment may rely upon the signatures of any other party hereto which are transmitted by fax or other electronic means to the same extent as if originally signed.

8. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[signature pages follow]

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The parties have caused this Amendment to be duly executed as of the date first written above.

CVS CORPORATION

By:
Name:
Title:

FLEET NATIONAL BANK, in its capacity as a Lender and in its capacity as the Administrative Agent

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:
Name:
Title:

By:
Name:
Title:

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CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

ABN AMRO BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

BANK ONE, NA

By:
Name:
Title:

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

CITIZENS BANK OF RHODE ISLAND

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

FIFTH THIRD BANK

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

MELLON BANK, N.A.

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

REGIONS BANK

By:
Name:
Title:

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

SOVEREIGN BANK

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA

By:
Name:
Title:

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

UNION PLANTERS BANK, N.A.

By:
Name:
Title:

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

ANNEX I

DEPARTING LENDERS

1.	Citibank, N.A.
2.	JPMorgan Chase Bank

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

ANNEX II

NEW LENDERS

1.	HSBC Bank USA
2.	Branch Banking and Trust Company
3.	Union Planters Bank, N.A.

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

ANNEX III

CONTINUING LENDERS

1.	The Bank of New York
2.	Fleet National Bank
3.	Wachovia Bank, National Association
4.	Credit Suisse First Boston
5.	ABN AMRO Bank N.V.
6.	KeyBank National Association
7.	SunTrust Bank
8.	U.S. Bank National Association
9.	Mellon Bank, N.A.
10.	PNC Bank, National Association
11.	Comerica Bank
12.	Manufacturers and Traders Trust Company
13.	Bank One, NA
14.	Citizens Bank of Rhode Island
15.	Fifth Third Bank
16.	National City Bank
17.	Sovereign Bank
18.	Wells Fargo Bank
19.	Regions Bank

CVS CORPORATION

364 DAY CREDIT AGREEMENT

AMENDMENT NO. 2

EXHIBIT A

A.	LIST OF COMMITMENTS

Lender	Commitment Amount
The Bank of New York	$67,000,000
Fleet National Bank	$67,000,000
Wachovia Bank, National Association	$60,000,000
Credit Suisse First Boston	$60,000,000
ABN AMRO Bank N.V.	$37,500,000
KeyBank National Association	$37,500,000
SunTrust Bank	$37,500,000
U.S. Bank National Association	$25,000,000
Mellon Bank, N.A.	$25,000,000
PNC Bank, National Association	$25,000,000
Comerica Bank	$16,000,000
Manufacturers and Traders Trust Company	$12,500,000
Bank One, NA	$12,500,000
Citizens Bank of Rhode Island	$12,500,000
Fifth Third Bank	$17,500,000
National City Bank	$12,500,000
Sovereign Bank	$12,500,000
Wells Fargo Bank	$15,000,000
Regions Bank	$7,500,000
HSBC Bank USA	$15,000,000
Branch Banking and Trust Company	$15,000,000
Union Planters Bank, N.A.	$10,000,000

TOTAL	$600,000,000